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                               Janus Aspen Series

                          Growth and Income Portfolio
                              Institutional Shares
                                 Service Shares
                       Supplement dated December 5, 2003
                       to Currently Effective Prospectus

Effective January 1, 2004, the following supplements the information in the "Investment Personnel" section of the Prospectus:

Minyoung Sohn, Assistant Portfolio Manager of Growth and Income Portfolio, has been appointed Executive Vice President and Portfolio Manager of the Portfolio. Information regarding Mr. Sohn's investment background appears in the Prospectus. David Corkins will no longer serve as Executive Vice President or Portfolio Manager of Growth and Income Portfolio. Mr. Corkins will continue his responsibilities as Portfolio Manager of other Janus accounts as described in the Prospectus.